Exhibit 10.2

AMENDED AND RESTATED PROMISSORY NOTE

This Amended and Restated Promissory Note represents an amendment and restatement of, and not a novation of, that certain Promissory Note made by Makers in favor of the Lender dated effective March 12, 2015, as heretofore amended, restated, modified and supplemented from time to time, in the maximum principal amount of $6,500,000.00.

$6,500,000.00	Louisville, Kentucky
September 30, 2016

FOR VALUE RECEIVED, each of the undersigned, Sypris Solutions, Inc., a Delaware corporation (“Solutions”), Sypris Technologies, Inc., a Delaware corporation (“Technologies”), Sypris Electronics, LLC, a Delaware limited liability company (“Electronics”), SYPRIS DATA SYSTEMS, INC., a Delaware corporation (“Data Systems”), SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited liability company, SYPRIS TECHNOLOGIES KENTON, INC., a Delaware corporation, SYPRIS TECHNOLOGIES MEXICAN HOLDINGS, LLC, a Delaware limited liability company, SYPRIS TECHNOLOGIES NORTHERN, INC., a Delaware corporation, SYPRIS TECHNOLOGIES SOUTHERN, INC., a Delaware corporation, and SYPRIS TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation (each a “Maker” and collectively, the “Makers”), hereby jointly and severally promise and agree to pay to the order of GILL FAMILY CAPITAL MANAGEMENT, INC., a Delaware corporation with principal office and place of business at 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222 (the “Lender”), the principal sum of up to SIX MILLION FIVE HUNDRED THOUSAND DOLLARS ($6,500,000.00) (the “Loan”), together with interest thereon as provided below. The terms and provisions of this Amended and Restated Promissory Note (this “Note”) are as follows:

1.     Calculation of Interest. From the date hereof to and until January 30, 2019, which date shall be the maturity date of this Note (the “Maturity Date”), the outstanding principal balance of this Note shall bear interest at the fixed rate per annum equal to eight percent (8.00%).

2.     Payment of Principal and Interest. All principal and interest on this Note shall be due and payable as follows: (i) all accrued and unpaid interest shall be due and payable in consecutive quarterly installments commencing on October 2, 2016, the first business day immediately succeeding the third fiscal quarter end for Solutions, and continuing on the first business day immediately succeeding each subsequent fiscal quarter end for Solutions, to and until the Maturity Date, and (ii) the entire unpaid principal balance of and all accrued and unpaid interest on this Note, together with all other amounts due and owing under this Note, shall be due and payable in full on the Maturity Date.

3.     Interest Calculated on 30-Day Month. All accrued interest on this Note shall be calculated on the basis of the actual number of days elapsed over twelve (12) assumed months consisting of thirty (30) days each.

4.     Default Rate. Commencing five (5) days after written notice from the Lender (by facsimile transmission or otherwise) to the Makers to the effect that any installment of principal of and/or accrued interest on this Note is overdue (provided such notice shall be given no earlier than five (5) days after the due date of any such installment), such overdue installment of principal and/or accrued interest, provided it remains unpaid, shall commence to bear interest at the ten percent (10%) per annum (the “Default Rate”), and such overdue installment of principal and/or accrued interest together with all interest accrued thereon at the rate set forth herein shall continue to be immediately due and payable in full to the Lender. In the event the Lender accelerates the maturity date of this Note due to the occurrence of any Event of Default hereunder, the entire unpaid principal balance of this Note together with all accrued and unpaid interest thereon shall, beginning five (5) days after notice of acceleration of the maturity date of this Note has been given to the Makers, commence to bear interest at the Default Rate, and all such unpaid principal together with all interest accrued and unpaid thereon, including, without limitation, all interest accrued and accruing thereon as provided in this sentence, shall continue to be immediately due and payable in full to the Lender.

5.     Place of Payment. All payments of principal and interest on this Note shall be made to the Lender in legal tender of the United States of America at its offices located at 101 Bullitt Lane, Suite 450, Louisville, Kentucky 40222, or to such other person or such other place as may be designated in writing by the Lender.

6.     Security Agreements; Mortgages; Security for Note. This Note is secured by, among other instruments, each of the following: [i] that certain Amended and Restated Security Agreement dated as of February 24, 2016 by and between the Makers, the other Borrower named therein and the Lender (as amended from time to time, the “General Security Agreement”), [ii] various other loan instruments that certain Amended and Restated Patent Security Agreement dated as of February 24, 2016 by and among Technologies, the other Grantor named therein and the Lender (as amended from time to time, the “Patent Security Agreement”) (the General Security Agreement and the Patent Security Agreement are collectively referred to herein as the “Security Agreements”), and [iii] that certain Amended and Restated Mortgage and Security Agreement with Assignment of Rents and Fixture Financing Statement dated as of October 30, 2015 made by Technologies for the benefit of Lender with respect to the Property described therein (as amended from time to time, collectively, the “Mortgage”) (the Security Agreements, Mortgage, and this Note may be referred to individually as a “Loan Instrument” and collectively as the “Loan Instruments”).

7.     Representations and Warranties. Each Maker hereby jointly and severally represents and warrants to the Lender, as follows, which representations and warranties shall survive the execution and delivery of this Note and the making of the disbursement of Loan proceeds hereunder:

7.1     Maker’s Existence. Each Maker is a duly organized or incorporated and validly existing corporation or limited liability company, as applicable, in good standing under the laws of the State of Delaware and has all requisite authority to own its property and to carry on its business as presently conducted. Each Maker is duly qualified to transact business and is validly existing and in good standing as a foreign entity in every foreign jurisdiction where the failure to so qualify would materially and adversely affect such Maker’s business or its properties.

7.2     Authority of Maker. The obtaining of the Loan by each Maker from the Lender and the execution, delivery and performance by each Maker of this Note, the Security Agreements, the Mortgages and the other Loan Instruments to which it is a party are within the organizational powers of each Maker, have been duly authorized by all of the Directors or Members of such Maker, are not in contravention of the Certificate of Incorporation, Certificate of Formation, Bylaws or Operating Agreement of such Maker, as applicable, or the terms of any indenture, agreement or undertaking to which such Maker is a party or by which it or any of its property is bound, and do not contravene the provisions of, or constitute a default under, or result in the creation of any lien (except as expressly contemplated herein) upon the property of such Maker under any indenture, mortgage, contract or other agreement to which such Maker is a party or by which it or any of its properties is bound. Each Maker is duly qualified to do business as a foreign limited liability company in each state in which it is so required to be qualified.

7.3     Taxes. Each Maker has filed or caused to be filed all federal, state and local tax returns which, to the knowledge of its Members or Directors, are required to be filed, and each Maker has paid or caused to be paid all taxes as shown on such returns, on any assessment received by such Maker. Each Maker has established reserves which are believed to be adequate for the payment of additional taxes for years that have not been audited by the respective tax authorities.

7.4     Enforceability. This Note, the Security Agreements, the Mortgages and the other Loan Instruments to which any Maker is a party constitute valid and legally binding obligations of each such Maker, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally and to general principles of equity, whether asserted in an action at law or in equity.

8.     Affirmative Covenants. Each Maker hereby jointly and severally agrees that until the Loan and other secured indebtedness has been paid in full to the Lender and this Note has been terminated, each Maker, shall perform and observe all of the following provisions:

8.1     Financial Statements. Each Maker shall furnish to the Lender all financial statements and other financial information in form and at the times required to be furnished by the Lender.

8.2     Inspection. Each Maker covenants that it will permit the Lender and its employees and agents, at the Lender’s expense (unless an Event of Default or Unmatured Event of Default has occurred hereunder, in which event the same shall be at the expense of said Maker) to examine corporate books and financial records of said Maker, and to discuss the affairs, finances and accounts of the Maker at such reasonable times and as often as the Lender may reasonably request.

8.3     Maker’s Existence. Each Maker shall preserve its existence as a limited liability company or corporation, as applicable, under the laws of the State of Delaware.

8.4     Further Assurances. Each Maker shall execute and deliver to the Lender all agreements, documents and instruments, shall pay all filing fees and taxes in connection therewith and shall take such further actions as the Lender may reasonably request or as may be necessary or appropriate to effectuate the intent of this Note and the other Loan Instruments.

8.5     Notice of Default. The Makers shall promptly notify the Lender in writing of the occurrence of any Event of Default, specifying in connection with such notification all actions proposed to be taken to remedy such circumstance.

8.6     Notice of Legal Proceedings. The Makers shall, promptly upon becoming aware of the existence thereof, notify the Lender in writing of the institution of any litigation, legal proceeding, or dispute with any person or tribunal, that might materially and adversely affect the condition, financial or otherwise, or the earnings, affairs, business prospects or properties of any Maker.

8.7     Maintenance of Qualification and Assets. Each Maker shall at all times maintain: (i) its qualification to transact business and good standing as a foreign entity in all jurisdictions where the failure to so qualify would materially and adversely affect the nature of its properties or the conduct of its businesses; and (ii) all franchises, licenses, rights and privileges necessary for the proper conduct of its businesses.

8.8     Payment of Taxes and Claims. Each Maker shall pay all taxes imposed upon it or upon any of its properties or with respect to its franchises, business, income or profits before any material penalty or interest accrues thereon. Each Maker shall also pay all material claims (including without limitation claims for labor, services, materials and supplies) for sums which have or shall become due and payable and which by law have or might become a vendors lien or a mechanics, laborers’, materialmen’s, statutory or other lien affecting any of its properties; provided, however, that the respective Maker shall not be required to pay any such taxes or claims if (i) the amount, applicability or validity thereof is being contested in good faith by appropriate legal proceedings promptly initiated and diligently conducted and (ii) each Maker shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) adequate with respect thereto.

9.     Acceleration; Offset; Special Rights Relating to Collateral. Each of the following events shall constitute an “Event of Default” under this Note: (a) the Makers shall fail to pay the principal of and/or any accrued interest on this Note when due and such failure shall continue for more than five (5) days after such due date; (b) a representation contained herein or in any of the Security Agreements, Mortgages or other Loan Instruments shall be untrue or any Maker shall violate any of the other terms or covenants contained in this Note or in any of the Security Agreements, Mortgages or other Loan Instruments and such failure shall continue for a period of thirty (30) days after receipt by such Maker of notice thereof from the Lender; (c) any Maker shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, in any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally, to pay its debts as they become due, or (vii) take any action for the purpose of effecting any of the foregoing; (d) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of said Maker or of a substantial part of the property or assets of said Maker under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar, law or (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official of said Maker, or of a substantial part of the property or assets of said Maker; and any such proceeding or petition shall continue undismissed for sixty (60) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) consecutive days; then, and in each such event (other than an event described in subsections (c) or (d) above); or (e) if there occurs any other “Event of Default” as defined in the Security Agreements, the Mortgages, any of the other Loan Instruments and the same continues past any applicable grace period. After the occurrence and continuation of any Event of Default, the Lender shall have full power and authority at any time or times to exercise, at its sole option, all or any one or more of the rights and remedies of a secured party under the Uniform Commercial Code of the Commonwealth of Kentucky (the “Kentucky UCC”), the Uniform Commercial Code of the State of Delaware (the “Delaware UCC”) and/or all other applicable laws, including without limitation, declare the entire unpaid principal balance of and all accrued and unpaid interest on this Note to be, whereupon the same shall be, immediately due and payable in full to the Lender (unless the Event of Default is of the type referred to in subsection (c) or (d) above, in which event the entire unpaid principal balance of and all accrued and unpaid interest on this Note shall automatically be due and payable in full to the Lender without notice or demand). If any Event of Default shall occur and be continuing, the Lender shall have the right then, or at any time thereafter, to set off against, and appropriate and apply toward the payment of the unpaid principal of and/or accrued and unpaid interest on this Note in such order as the Lender may select in its sole and absolute discretion, whether or not this Note shall then have matured or be due and payable and whether or not the Lender has declared this Note to be in default and immediately due and payable, any and all deposit balances and other sums and indebtedness and other property then held or owed by the Lender to or for the credit or account of the Makers, and in and on all of which the Makers hereby grant the Lender a first priority security interest in and lien on to secure the payment of this Note, all without prior notice to or demand upon the Makers or any other Person, all such prior notices and demands being hereby expressly waived by the Makers. Any requirement of the Kentucky UCC or the Delaware UCC for reasonable notice shall be met if such notice is mailed, postage pre-paid, to the Makers at least five (5) days prior to the time of the event given rise to the requirement of notice. Notice shall be mailed to the address of the Makers as shown on the records of the Lender maintained with respect to the Loan. The Lender shall have no responsibility for the collection or protection of the Collateral or any part thereof or to exercise (or give notice to the Makers of) any option, privilege or right with respect to the Collateral, all of which are waived by the Makers. The Lender, at its option, may transfer or register all or any part of the Collateral into its or its nominee’s name without any indication of security interest, without notice in either before or after the maturity of this Note. The Lender may transfer this Note, and deliver the Collateral to the transferee, and the transferee shall become vested with all powers and rights given to the Lender with respect to the Collateral.

10.     Rights Under Security Instruments; Cumulative Rights. Upon the occurrence of any Event of Default, the Lender shall have all of the rights and remedies under this Note, the Mortgages, the Security Agreements, the other Loan Instruments and at law or in equity. All of the rights and remedies of the Lender upon the occurrence of an Event of Default hereunder shall be cumulative to the greatest extent permitted by law.

11.     Indemnity. The Makers shall jointly and severally indemnify and hold harmless the Lender, its successors, assigns, officers, shareholders, agents and employees, from and against any and all claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and liabilities, including, without limitation, reasonable attorneys’ fees and costs, arising out of, connected with or resulting from (a) this Note or any of the other Loan Instruments, (b) the Lender’s preservation or attempted preservation of any of the collateral taken pursuant to any of the Loan Instruments, and/or (c) any failure of the security interests and liens granted to the Lender pursuant to the Loan Instruments to be or to remain perfected or to have the priority as contemplated herein and in the Loan Instrument; provided, however, the Makers shall not have any obligation to indemnify the Lender for any such claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and/or liabilities to the extent the same have been caused by or have arisen solely and completely from any gross negligence or willful misconduct committed by the Lender. At the Lender’s request, the Makers shall, at their own cost and expense, defend or cause to be defended any and all such actions or suits that may be brought against the Lender and, in any event, shall satisfy, pay and discharge any and all judgments, awards, penalties, costs and fines that may be recovered against the Lender in any such action, plus all attorneys’ fees and costs related thereto to the extent permitted by applicable law; provided, however, that the Lender shall give the Makers (to the extent the Lender seeks indemnification from the Makers under this section) prompt written notice of any such claim, demand or suit after the Lender has received written notice thereof, and the Lender shall not settle any such claim, demand or suit, if the Lender seeks indemnification therefor from the Makers, without first giving notice to the Makers of the Lender’s desire to settle and obtaining the consent of the Makers to the same, which consent the Makers hereby agree not to unreasonably withhold. All obligations of the Makers under this section shall survive the payment of the Note.

12     Invalidity. If any part of this Note shall be adjudged invalid or unenforceable, whether in general or in any particular circumstance, then such partial invalidity or enforcement shall not cause the remainder of this Note to be or to become invalid or unenforceable, and if a provision hereof is held invalid or unenforceable, and if a provision hereof is held invalid or unenforceable in one or more of its applications, the Lender and the Makers hereby agree that said provision shall remain in effect in all valid applications that are severable from the invalid or unenforceable application or applications.

13.     Assignment. This Note may not be assigned by any or all of the Makers. This Note and the other Loan Instruments may be assigned by the Lender. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations, covenants and agreements of the Makers shall bind its successors and assigns, if any.

14.     Entire Agreement. This Note and the other Loan Instruments constitute the entire agreement between the Lender and the Makers with respect to the subject matter hereof.

15.     Costs and Expenses. The Makers jointly and severally agree to pay: (a) the reasonable fees of Lender’s counsel, including all out-of-pocket expenses incurred by such counsel, including costs incurred on behalf of the Lender in the negotiation, preparation, printing, documentation, review and execution of this Note and other Loan Instruments, and (b) all other charges, out-of-pocket costs and expenses incurred by the Lender or Lender’s counsel including, without limitation, including all documentary stamp or other tax liabilities, recording fees and costs of lien searches, certified documents and flood zone verifications. All obligations of the Makers under this section shall survive the termination or cancellation of this Note for any reason whatsoever.

16.     No Third Party Beneficiaries. All conditions of the obligations of the Lender to disburse the proceeds of the Loan hereunder are imposed solely and exclusively for the benefit of the Lender and its successors and assigns and the Makers, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lender will refuse to disburse proceeds of the Loan in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lender at any time in its sole and absolute discretion.

17.      Amendments. No amendment, modification, or supplement to this Note or the other Loan Instruments, or to any other document or instrument executed or issued by any of the parties hereto in connection with the transactions contemplated herein, shall be binding unless executed in writing by all parties hereto or thereto; and this provisions of this Note and the other Loan Instruments shall not be subject to waiver by any party and shall be strictly enforced.

18.      Role of the Lender. Notwithstanding any of the terms or conditions hereof or of the other Loan Instruments to the contrary, the Lender shall not have, and by its execution and acceptance of this Note hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of any of the Makers. Any term or condition hereof, or of any of the other Loan Instruments, permitting the Lender to take or refrain from taking any action with respect to the Makers or the collateral shall be deemed solely to permit the Lender to audit and review the management, operation and conduct of the business and affairs of the Makers and to maintain and preserve the security given by the Makers to the Lender, for the secured obligations, and may not be relied upon by any other Person. Further, the Lender shall not have, has not assumed, and by its execution and acceptance of this Note and the other Loan Instruments hereby expressly disclaims, any liability or responsibility for the payment or performance of any indebtedness or obligation of the Makers, and no term or condition hereof, or of any of the other Loan Instruments, shall be construed otherwise.

19.     No Implied Waivers; Time is of the Essence. The failure of the Lender to exercise any of its rights, powers and/or remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of the Lender for an Event of Default hereunder and/or under the other Loan Instruments, shall be cumulative to the greatest extent permitted by law. Time shall be of the essence in (i) the payment of all installments of principal of and accrued interest on this Note, and (ii) the performance of the Makers’ other obligations hereunder and under the Security Agreements, Mortgages and the other Loan Instruments.

20.     Attorneys’ Fees. If there is any Event of Default under this Note, the Security Agreements, the Mortgages and/or the other Loan Instruments which is not timely cured, and this Note is placed in the hands of any attorney for collection, or is collected through any court, including any bankruptcy court, the Makers promise and agree to pay to the Lender its reasonable attorneys’ fees, court costs and other expenses incurred in collecting or attempting to collect or securing or attempting to secure this Note or enforcing the Lender’s rights hereunder and under the Security Agreements, Mortgages and the other Loan Instruments.

21.     Prepayment. This Note may be prepaid at any time, in whole or in part, without penalty or premium.

22.     Governing Law; Jurisdiction. This Note and all of the rights and remedies of the holder hereof shall be governed by, and construed in accordance with, the laws of the Commonwealth of Kentucky without regard to conflicts of law principles. THE MAKERS SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF KENTUCKY AND OF ANY KENTUCKY STATE COURT SETTING IN JEFFERSON COUNTY, KENTUCKY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE, THE SECURITY AGREEMENTS, MORTGAGES OR ANY OF THE OTHER LOAN INSTRUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

23.     Waivers. The Makers hereby waive presentment, demand, notice of dishonor, protest, notice of protest and nonpayment, and further waives all exemptions to which it may now or hereafter be entitled to under the laws of this or any other state or of the United States. The Lender shall have the right to grant the Makers any extension of time for payment of this Note or any other indulgence or forbearance whatsoever, and may release any security for the payment of this Note if any, as applicable, in every instance without the consent of the Makers and without in any way affecting the liability of the Makers hereunder and without waiving any rights the Lender may have hereunder or by virtue of the laws of the Commonwealth of Kentucky or any other state or of the United States.

24.     Legal Rate of Interest. Nothing herein contained shall be construed or so operate as to require payment of interest at a rate greater than the highest permitted contract rate under applicable law, or to make any payment or to do any act contrary to applicable law. To this end, if during the course of any litigation involving the enforceability of the obligations represented by this Note, a court having jurisdiction of the subject matter or of the parties to said litigation shall determine that either the interest rate as set forth herein, or the effect of said rate in relation to the particular circumstances of default resulting in said litigation, are separately or collectively usurious, then the interest rate set forth herein shall be reduced, or the operation and effect thereof ameliorated, to achieve the highest interest rate or charge which shall not be usurious. As an example of such an amelioration, in the event the indebtedness represented by this Note is declared due by the Lender prior to maturity, and the total amount of interest paid causes interest to exceed the highest rate permitted by law, such interest rate shall be recalculated at the highest rate which shall not be usurious and any excess paid over such recalculated interest rate shall be credited to the unpaid principal of this Note.

25.     Captions. The section headings of this Note are inserted herein solely for convenience of reference and shall not affect the construction or interpretation of the provisions hereof.

26.     WAIVER OF JURY TRIAL. THE MAKERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AFTER ACTUAL CONSULTATION OR THE OPPORTUNITY TO HAVE CONSULTATION WITH LEGAL COUNSEL) WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS NOTE, THE SECURITY AGREEMENTS, MORTGAGES OR ANY OF THE OTHER LOAN INSTRUMENTS, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THE LOAN OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER IN MAKING THE LOAN TO THE MAKERS. THE PROVISIONS OF THIS SECTION MAY ONLY BE MODIFIED BY A WRITTEN INSTRUMENT EXECUTED BY THE MAKERS AND THE LENDER.

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IN WITNESS WHEREOF, the Makers agree to each of the terms set forth above and has executed this Note as of the 30th day of September, 2016.

Sypris Solutions, Inc.,

a Delaware corporation

By: John R. McGeeney

Title: General Counsel

Sypris Technologies, Inc.,

a Delaware corporation

By: John R. McGeeney

Title: General Counsel

Sypris Electronics, LLC,

a Delaware limited liability company

By: John R. McGeeney

Title: General Counsel

SYPRIS DATA SYSTEMS, INC.,

a Delaware corporation

By: John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES MARION, LLC,

a Delaware limited liability company

By: John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES KENTON, INC.,

a Delaware corporation

By: John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES MEXICAN

HOLDINGS, LLC, a Delaware limited liability

company

By: John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES NORTHERN, INC.,

a Delaware corporation

By: John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES SOUTHERN, INC.,

a Delaware corporation

By: John R. McGeeney

Title: General Counsel

SYPRIS TECHNOLOGIES INTERNATIONAL,

INC., a Delaware corporation

By: John R. McGeeney

Title: General Counsel

(the “Makers”)

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 30th day of September, 2016, by John R. McGeeney, as the General Counsel of Sypris Solutions, Inc., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me 30th day of September, 2016, by John R. McGeeney, as the General Counsel of Sypris Technologies, Inc., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 30th day of September, 2016, by John R. McGeeney, as the General Counsel of Sypris Electronics, LLC, a Delaware limited liability company, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me 30th day of September, 2016, by John R. McGeeney, as the General Counsel of SYPRIS DATA SYSTEMS, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 30th day of September, 2016, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES MARION, LLC, a Delaware limited liability company, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me 30th day of September, 2016, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES KENTON, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 30th day of September, 2016, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES MEXICAN HOLDINGS, LLC, a Delaware limited liability company, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 30th day of September, 2016, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES NORTHERN, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 30th day of September, 2016, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES SOUTHERN, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017

COMMONWEALTH OF KENTUCKY	)
) SS:
COUNTY OF JEFFERSON	)

The foregoing instrument was subscribed, sworn to and acknowledged before me this 30th day of September, 2016, by John R. McGeeney, as the General Counsel of SYPRIS TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation, to be his free act and voluntary deed and the free act and voluntary deed of such company.

Andrea Luescher

NOTARY PUBLIC

[SEAL]

My Commission Expires: July 20, 2017